UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 2, 2012

SBA Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Florida	000-30110	65-0716501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Broken Sound Parkway N.W. Boca Raton, FL	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 2, 2012, SBA Communications Corporation (the “Company”) filed a Form 8-K in connection with the completion of the acquisition of the equity interests in certain entities and affiliates of Mobilitie, LLC (the “Mobilitie acquisition”).

This Form 8-K/A amends the Form 8-K the Company filed on April 2, 2012 to include (i) audited consolidated financial statements as of, and for the year ended, December 31, 2011 of Mobilitie Investments, LLC, (ii) audited consolidated financial statements as of, and for the year ended, December 31, 2011 of Mobilitie Investments II, LLC and Affiliate, and (iii) unaudited pro forma condensed combined financial information of the Company giving effect to the Mobilitie acquisition, required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

1.	The audited consolidated financial statements as of, and for the year ended, December 31, 2011 of Mobilitie Investments, LLC.

2.	The audited consolidated financial statements as of, and for the year ended, December 31, 2011 of Mobilitie Investments II, LLC and Affiliate.

(b)	Pro forma financial information.

1.	The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2011, giving effect to the Mobilitie acquisition.

2.	The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2011, giving effect to the Mobilitie acquisition.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Auditor.

99.1	Audited consolidated financial statements as of, and for the year ended, December 31, 2011 of Mobilitie Investments, LLC.

99.2	Audited consolidated financial statements as of, and for the year ended, December 31, 2011 of Mobilitie Investments II, LLC and Affiliate.

99.3	Unaudited pro forma condensed combined financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBA COMMUNICATIONS CORPORATION

By:	/s/ Brendan T. Cavanagh
Brendan T. Cavanagh Senior Vice President and Chief Financial Officer

Date: May 25, 2012